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                                                                   EXHIBIT 10.8

                             ASPEC TECHNOLOGY, INC.

                                  AMENDMENT TO
                             REGISTRATION AGREEMENT


        This Amendment (the "AMENDMENT") to Registration Agreement is made as of April 9, 1998 by and among Aspec Technology, Inc., a Delaware corporation (the "COMPANY"), the Investors (as defined below) and the Founders (as defined below).

                                    RECITALS

        A. The Company, certain holders of the Company's Common Stock named on the Schedule of Investors attached thereto (collectively, the "INVESTORS") and Conrad Dell'Oca, Jai Shin, Patrick Yin and Yen Chang (collectively, the "FOUNDERS") are parties to that certain Registration Agreement dated as of May 28, 1996, as amended (the "REGISTRATION AGREEMENT").

        B. Pursuant to that certain Agreement and Plan of Reorganization dated as of March 17, 1998 by and among the Company, Aspec Acquisition Corporation, a Delaware Corporation ("MERGER SUB"), SIS Microelectronics, Inc., a Colorado corporation ("SIS"), and certain shareholders of SIS, Merger Sub will be merged with and into SIS and SIS will become a wholly owned subsidiary of the Company (the "MERGER") and the shareholders of SIS will be issued an aggregate of 400,000 shares of the Company's Common Stock (the "MERGER SHARES").

        C. The Company, the Founders and the Investors desire that the Company consummate the Merger and that the Registration Agreement be amended as set forth herein.

        D. Pursuant to Section 9 (c) thereof, the Registration Agreement may be amended upon the written consent of (i) the Company, (ii) the holders of at least 55% of the Investor Registrable Securities (as defined therein) and (iii) the holders of a majority of the Founder Registrable Securities (as defined therein).

        E. The Company, the Founders and Investors holding not less than the minimum number of shares required to amend the Registration Agreement have consented in writing to this Amendment.

                                    AGREEMENT

        1. Amendment of Registration Agreement. For all purposes of the Registration Agreement (as amended by this Amendment), the term "Investor Registrable Securities" shall include the Merger Shares issued to the shareholders of SIS as a result of the Merger.

        2. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or

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conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

        3. Entire Agreement. The Registration Agreement, as amended hereby, constitutes the full and entire understanding and agreement among the parties regarding the subject matter herein. Except as otherwise expressly provided in the Registration Agreement, as amended hereby, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        4. Full Force and Effect. Except as amended hereby, the Registration Agreement shall remain in full force and effect.

        5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.





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        IN WITNESS WHEREOF, the undersigned have executed this Amendment to
Registration Agreement as of the date set forth above.


"COMPANY"

ASPEC TECHNOLOGY, INC.
     a Delaware corporation


By:    /s/ CONRAD J. DELL'OCA
       --------------------------------------
Title: Chief Executive Officer and President
       --------------------------------------

"INVESTORS"

SUMMIT VENTURES IV, L.P.

By Summit Partners IV, L.P.
Its General Partner

By Stamps, Woodsum & Co. IV
Its General Partner

By   /s/ WALTER KORTSCHAK
     -----------------------------------------
Its  General Partner
     -----------------------------------------

SUMMIT INVESTORS III, L.P.

By   /s/ WALTER KORTSCHAK
     -----------------------------------------
Its Authorized Signatory


WS INVESTMENT COMPANY 96A

/s/ JEFFREY D. SAPER
----------------------------------------------
Jeffrey D. Saper, Partner


/s/ JEFFREY D. SAPER
----------------------------------------------
Jeffrey D. Saper


K&E PARTNERS II

By   /s/ TED H. ZOOK
     -----------------------------------------
Its  Authorized Signatory
     -----------------------------------------


            [SIGNATURE PAGE FOR AMENDMENT TO REGISTRATION AGREEMENT]


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WK TECHNOLOGY FUND

By     /s/ Y.S. FU
       ------------------------------
Its    Authorized Signatory
       ------------------------------


WK TECHNOLOGY FUND II

By     /s/ Y.S. FU
       ------------------------------
Its    Authorized Signatory
       ------------------------------


WK TECHNOLOGY FUND III

By     /s/ Y.S. FU
       ------------------------------
Its    Authorized Signatory
       ------------------------------


WK TECHNOLOGY FUND IV

By     /s/ Y.S. FU
       ------------------------------
Its    Authorized Signatory
       ------------------------------


"FOUNDERS"


/s/ CONRAD J. DELL'OCA
------------------------------
Conrad J. Dell'Oca


/s/ JAI P. SHIN
------------------------------
Jai P. Shin



------------------------------
Patrick Y. Yin


/s/ YEN C. CHANG
------------------------------
Yen C. Chang


            [SIGNATURE PAGE FOR AMENDMENT TO REGISTRATION AGREEMENT]


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"INVESTORS"

 WINBOND INTERNATIONAL CORP.

By
------------------------------

Its
------------------------------


CONCORD V.C.

By
------------------------------

Its
------------------------------


CONCORD II V.C.

By
------------------------------

Its
------------------------------



------------------------------
Wang, Hsiu-Fong


HANTECH V.C. CORP.

By
------------------------------

Its
------------------------------


HWA CHUAN CO., LTD.

By
------------------------------

Its
------------------------------


GOLDEN TECHNOLOGY C.V. INVESTMENT CORP.

By
------------------------------

Its
------------------------------



            [SIGNATURE PAGE FOR AMENDMENT TO REGISTRATION AGREEMENT]


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------------------------------
Lo-hou Chew



------------------------------
Chyong Ven Chang



------------------------------
Shao-Fu Chen


CHINATRUST V.C. CO., LTD.

By
------------------------------

Its
------------------------------


PACIFIC V.C. CO., LTD.

By
------------------------------

Its
------------------------------


WIN WIN VENTURE CAPITAL CORPORATION

By   /s/ CHENG MING LEE
     -------------------------
Its  President
     -------------------------



------------------------------
Ai-Lin Chen Tsai



------------------------------
Lin Chang, Chin Chan



------------------------------
Lin, Chiu-Hsiang


            [SIGNATURE PAGE FOR AMENDMENT TO REGISTRATION AGREEMENT]


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"SIS SHAREHOLDERS"


------------------------------
Diana Bostick



------------------------------
Betty Lou Brock



------------------------------
Thomas P. Brock



------------------------------
Judith A. Burkard



------------------------------
William D. Burkard



------------------------------
Glen Donelson



------------------------------
Ray Eschenbrenner



------------------------------
Leslie Gardinier



------------------------------
Robert Gill



------------------------------
David Gjellum



------------------------------
Scott Grover



------------------------------
Gerald Jones



------------------------------
James Keefer


            [SIGNATURE PAGE FOR AMENDMENT TO REGISTRATION AGREEMENT]


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------------------------------
Jeffrey Kellam



------------------------------
Yolanda Kimray



------------------------------
Gary C. Klein



------------------------------
Didi Limasalle



------------------------------
Robert Morford



------------------------------
James L.D. Roser


THE ROSER PARTNERSHIP, LTD.

By:
   ---------------------------

Title:
      ------------------------



------------------------------
Aaron Semmel



------------------------------
Charles Siefert



------------------------------
Virginia Stainton



------------------------------
Ted and Gloria Trueblood



------------------------------
Laura Watkins



------------------------------
Francis Weeks

            [SIGNATURE PAGE FOR AMENDMENT TO REGISTRATION AGREEMENT]


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